UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    _________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   33-60032                62-1518973
      (State or other               (Commission            (IRS Employer
 jurisdiction of incorporation)     File Number)        Identification Number)


   1001 Tillman Street, Memphis, Tennessee                       38112
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION

Item 2.02.   Results of Operations and Financial Condition.

Attached is Exhibit 99.1 and incorporated herein by reference is a copy of Buckeye Technologies Inc.'s press release, dated April 19, 2005, announcing its financial results for the fiscal quarter ended March 31, 2005.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.   Financial Statements and Exhibits.

(c)      Exhibits. The following exhibit is being furnished as part of this
                   Report.

Exhibit
Number                                 Description
---------    -------------------------------------------------------------------

  99.1       Press Release of Buckeye Technologies Inc. dated April 19, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                                                 BUCKEYE TECHNOLOGIES INC.



                                                 By: /s/ Kristopher J. Matula
                                                     ---------------------------
                                                     Kristopher J. Matula
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     April 19, 2005